UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017

ZYNGA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35375	42-1733483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 Eighth Street San Francisco, CA 94103		94103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 449-9642

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 1, 2017, Zynga Inc. (“Zynga”) held its 2017 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, Zynga’s stockholders voted on four proposals, each of which is described in more detail in Zynga’s definitive proxy statement filed with the SEC on March 21, 2017 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each proposal, the number of votes withheld with respect to each proposal (if applicable), the number of abstentions (if applicable) with respect to each proposal, and the number of broker non-votes with respect to each proposal.

1.Each of the eight nominees for director proposed by Zynga was elected to serve until Zynga’s 2018 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Mark Pincus	2,308,448,800	16,303,002	180,006,515
Frank Gibeau	2,318,993,692	5,758,110	180,006,515
Dr. Regina E. Dugan	2,308,928,565	15,823,237	180,006,515
William “Bing” Gordon	2,311,791,881	12,959,921	180,006,515
Louis J. Lavigne, Jr.	2,243,169,291	81,582,511	180,006,515
Ellen F. Siminoff	2,316,216,055	8,535,747	180,006,515
Carol G. Mills	2,294,362,259	30,389,543	180,006,515
Janice M. Roberts	2,294,224,700	30,527,102	180,006,515

2.Stockholders approved, on an advisory basis, the compensation of Zynga’s named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,982,729,359	340,308,024	1,714,419	180,006,515

3.Stockholders approved, on an advisory basis, holding an advisory vote every year to approve the compensation of Zynga’s named executive officers. The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
2,253,881,555	325,683	70,160,159	384,405	180,006,515

4.Stockholders ratified the selection of Ernst & Young LLP as Zynga’s independent registered public accounting firm for Zynga’s fiscal year ending December 31, 2017. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,478,126,572	24,677,486	1,954,259	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZYNGA INC.

Date: May 3, 2017	By:	/s/ Matthew Bromberg
Matthew Bromberg
Chief Operating Officer